                                                            EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated September 5, 1996 on the balance sheet of FrontierVision Capital Corporation, included in or made part of this Form S-1 registration statement.

                                        ARTHUR ANDERSEN LLP

Denver, Colorado
      September 10, 1996